UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 15, 2014

Date of Report (Date of earliest event reported)

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5301 Stevens Creek Boulevard

Santa Clara, CA 95051

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 345-8886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

Keysight Senior Notes and Agilent Guarantee

On October 15, 2014, Keysight Technologies, Inc. (“Keysight”), a wholly owned subsidiary of Agilent Technologies, Inc. (“Agilent”), entered into an indenture (the “Indenture”) with U.S. Bank National Association as trustee (the “Trustee”) (supplemented by the First Supplemental Indenture, dated October 15, 2014 (the “Supplemental Indenture”)), relating to the issuance by Keysight of $500,000,000 aggregate principal amount of its 3.300% senior notes due October 30, 2019 (the ‘‘2019 Notes’’) and $600,000,000 aggregate principal amount of its 4.550% senior notes due October 30, 2024 (the ‘‘2024 Notes’’). The 2019 Notes and the 2024 Notes are collectively hereinafter referred to as the ‘‘Notes,’’ and each of the 2019 Notes and the 2024 Notes are hereinafter referred to as a ‘‘series’’ of Notes.

The Notes were issued and sold in a private placement to qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and non-U.S. persons pursuant to Regulation S under the Securities Act.

Agilent has guaranteed each series of Notes on an unsecured, unsubordinated basis, pursuant to a Guarantee, dated as of October 15, 2014, in favor of the Trustee for the holders of the Notes (the “Guarantee”). The Guarantee will terminate upon the occurrence of the earlier of (1) the previously announced distribution by Agilent of shares of Keysight common stock to shareholders of Agilent (the “Distribution”) planned for November 1, 2014, (2) Agilent ceasing to beneficially own the majority of Keysight’s voting stock or (3) with respect to a series of Notes, the consummation of a legal defeasance or covenant defeasance or discharge of the indenture relating to such series of Notes.

Keysight intends to use the net proceeds from the sale of the Notes to make a cash distribution to Agilent, with the remainder of the proceeds going to fund working capital and other liquidity needs.

Keysight may redeem the Notes of each series at any time, either in whole or in part, at a redemption price equal to the principal amount of the Notes redeemed plus a make-whole premium.

Subject to certain qualifications and exceptions, the Indenture limits the ability of Keysight and its subsidiaries to create or permit to exist liens with respect to principal properties and to enter into sale and leaseback transactions with respect to principal properties, and limits Keysight’s ability to merge or consolidate with any other entity or convey, transfer or lease Keysight’s properties and assets substantially as an entirety.

The Indenture also provides for certain customary events of default (subject, in certain cases, to receipt of notice of default and/or customary grace or cure periods).

Registration Rights Agreement

On October 15, 2014, Keysight entered into a registration rights agreement with respect to the Notes with Agilent, and Citigroup Global Markets Inc., Goldman, Sachs & Co.and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the Initial Purchasers, as defined therein (the “Registration Rights Agreement”). Keysight and Agilent agreed under the Registration Rights Agreement to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes for new notes, with terms substantially identical in all material respects to the Notes and (ii) cause the registration statement to be declared effective under the Securities Act.

If the exchange offer is not completed on or before October 10, 2015, Keysight will use commercially reasonable efforts to file and to have declared effective a shelf registration statement relating to the resales of the Notes.

If Keysight fails to satisfy this obligation (a “registration default”) under the Registration Rights Agreement, the annual interest rate on the Notes will increase by 0.25% for the first 90-day period beginning on the day immediately following the registration default. The annual interest rate on the Notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.00% per year. If the registration default is corrected, the applicable interest rate on the Notes will revert to the original level.

The preceding is a summary of the terms of the Indenture, the Supplemental Indenture, the Guarantee and the Registration Rights Agreement, and is qualified in its entirety by reference to the Indenture filed as Exhibit 4.1 to this report, the Supplemental Indenture filed as Exhibit 4.2 to this report, the Guarantee filed as Exhibit 4.3 to this report and the Registration Rights Agreement filed as Exhibit 4.4 to this report, each of which is incorporated herein by reference as though fully set forth herein.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits.  The following exhibits are provided as part of this Form 8-K:

Exhibit No.	Exhibit

4.1	Indenture, dated as of October 15, 2014, between Keysight Technologies, Inc. and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of October 15, 2014, to the Indenture dated as of October 15, 2014, between Keysight Technologies, Inc. and U.S. Bank National Association, as Trustee.

4.3	Guarantee, dated as of October 15, 2014, by Agilent Technologies, Inc. in favor of U.S. Bank National Association as Trustee for the Holders of Notes specified therein of Keysight Technologies, Inc.

4.4

Registration Rights Agreement, dated as of October 15, 2014, by and among Keysight Technologies, Inc., Agilent Technologies, Inc., and Citigroup Global Markets Inc., Goldman, Sachs & Co., and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the Initial Purchasers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

Date: October 16, 2014	By:	/s/ Michael Tang
Michael Tang
Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Indenture, dated as of October 15, 2014, between Keysight Technologies, Inc. and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of October 15, 2014, to the Indenture dated as of October 15, 2014, between Keysight Technologies, Inc. and U.S. Bank National Association, as Trustee.

4.3	Guarantee, dated as of October 15, 2014, by Agilent Technologies, Inc. in favor of U.S. Bank National Association as Trustee for the Holders of Notes specified therein of Keysight Technologies, Inc.

4.4

Registration Rights Agreement, dated as of October 15, 2014, by and among Keysight Technologies, Inc., Agilent Technologies, Inc., and Citigroup Global Markets Inc., Goldman, Sachs & Co., and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the Initial Purchasers.